LORD ABBETT AFFILIATED FUND, INC.
THE GENERAL MOTORS BUILDING
767 FIFTH AVENUE
NEW YORK, NY 10153-0203
800-426-1130



LORD ABBETT AFFILIATED FUND, INC. (WE OR THE FUND) IS A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY ORGANIZED IN 1934 AND INCORPORATED UNDER MARYLAND LAW ON NOVEMBER 26, 1975. WE HAVE A SINGLE CLASS OF SHARES WITH EQUAL RIGHTS AS TO VOTING, DIVIDENDS, ASSETS AND LIQUIDATION.

OUR INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL AND INCOME WITHOUT EXCESSIVE FLUCTUATIONS IN MARKET VALUE. WE SEEK TO ATTAIN OUR OBJECTIVE BY
INVESTING IN SECURITIES SELLING AT REASONABLE PRICES IN RELATION TO VALUE. WE NORMALLY INVEST IN LARGE, SEASONED COMPANIES IN SOUND FINANCIAL CONDITION, ISSUING COMMON STOCKS WHICH ARE EXPECTED TO PERFORM ABOVE-AVERAGE WITH RESPECT TO EARNINGS AND APPRECIATION. THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE OUR OBJECTIVE.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE FUND OR BY CALLING 800-874-3733. ASK FOR PART B OF THE PROSPECTUS THE STATEMENT OF ADDITIONAL INFORMATION.


THE DATE OF THIS PROSPECTUS AND OF THE STATEMENT OF ADDITIONAL INFORMATION IS MARCH 1, 1996.



PROSPECTUS
INVESTORS  SHOULD  READ  AND  RETAIN  THIS  PROSPECTUS  FOR  FUTURE   REFERENCE.
SHAREHOLDER INQUIRIES SHOULD BE MADE IN WRITING DIRECTLY TO THE FUND OR BY CALLING 800-821-5129. YOU ALSO CAN MAKE INQUIRIES THROUGH YOUR BROKER-DEALER.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

               CONTENTS                 PAGE

        1       Investment Objective    2

        2       Fee Table               2

        3       Financial Highlights    2

        4       How We Invest           3

        5       Purchases               4

        6       Shareholder Services    7

        7       Our Management          7

        8       Dividends, Capital Gains
                Distributions and Taxes 8

        9       Redemptions             9

        10      Performance             9


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1    INVESTMENT OBJECTIVE

Our investment objective is long-term growth of capital and income without excessive fluctuations in market value.

2    FEE TABLE

A summary of the Funds expenses is set forth in the table below. The example is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.

SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
Maximum Sales Load(1) on Purchases
(See Purchases)                                   5.75%
Deferred Sales Load(1)(2) (See Purchases)         None(2)
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fee (See Our Management)               .32%
12b-1 Fees (See Purchases)                        .19%
Other Expenses (See Our Management)               .12%
Total Operating Expenses                          .63%

Example: Assume an annual return of 5% and there is no change in the level of expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.

        1 year      3 years   5 years   10 years
        $64(3)      $77(3)    $91(3)    $132(3)

(1) Sales load is referred to as sales charge and deferred sales load is referred to as contingent deferred reimbursement charge throughout this Prospectus.
(2) Redemptions of shares on which the Funds 1% Rule 12b-1 sales distribution fee for purchases of $1 million or more has been paid are subject to a 1% contingent deferred reimbursement charge, if the redemption occurs within 24 months after the month of purchase, subject to certain exceptions described herein.
(3)  Based on total operating expenses shown in the table above.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in the Fund.

3    FINANCIAL HIGHLIGHTS

The following table has been audited by Deloitte & Touche llp, independent accountants, in connection with their annual audit of the Funds Financial Statements, whose report thereon is incorporated by reference in the Statement of Additional Information and may be obtained on request, and has been included herein in reliance upon their authority as experts in accounting and auditing.



Per Share Operating                                                   Year Ended October 31,
Performance:                            1995      1994      1993      1992      1991      1990      1989      1988      1987    1986
Net asset value, beginning of year      $11.03  $11.26      $10.55    $10.29    $8.91   $10.43    $9.64     $10.44    $11.71  $9.81
Income from investment operations
Net investment income   .32                .31     .31         .38       .40     .44       .46      .46        .51     .53
Net realized and unrealized
gain (loss) on investments                1.70     .38        1.43       .61    1.92     (1.16)    1.16        .57     (.12)   2.74
Total from investment operations          2.02     .69        1.74       .99    2.32      (.72)    1.62       1.03    .39     3.27
Distributions
Dividends from net investment income      (.30)   (.32)       (.35)     (.40)   (.41)     (.44)    (.48)      (.49)   (.52)   (.56)
Distributions from net realized gain      (.77)   (.60)       (.68)     (.33)   (.53)     (.36)    (.35)     (1.34)  (1.14)  (.81)
Net asset value, end of year            $11.98  $11.03      $11.26    $10.55  $10.29     $8.91   $10.43      $9.64   $10.44  $11.71
Total Return*                            20.46%   6.66%      17.76%    10.36%  28.00%    (7.57)%  18.04%     12.19%  2.84%   36.38%
Ratios/Supplemental Data:
Net assets, end of year (000) $4,964,525$4,229,586$4,174,033$3,680,332$3,565,230$3,032,954$3,550,414$3,339,427$3,364,128$3,212,287
Ratios to Average Net Assets:
Expenses                                  0.63%   0.63%      0.63%     0.60%   0.58%     0.50%     0.42%      0.43%   0.37%   0.32%
Net investment income                     2.90%   2.91%      2.95%     3.73%   4.22%     4.37%     4.64%      5.00%   4.18%   4.90%
Portfolio turnover rate                  53.84%  51.48%     45.15%    42.00%  56.38%    31.78%    34.08%     26.95%  43.11%  54.47%

4    HOW WE INVEST

We believe that long-term investors purchase and redeem shares to meet their own financial requirements rather than to take advantage of price fluctuations.

If so, their needs will be best served by a growth investment seeking low fluctuations in market value. For this reason, we try to keep our assets invested in securities which are selling at reasonable prices in relation to value and, thus, we are willing to forgo some opportunities for gains when, in our judgment, they carry excessive risk.

We try to anticipate major changes in the economy and select stocks which we believe will benefit most from these changes.

Normally we invest in large, seasoned companies, in sound financial condition, issuing common stocks (including securities convertible into common stocks) which are expected to perform above average with respect to earnings and appreciation. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

We constantly balance the opportunity for profit against the risk of loss. In the past, very few industries have continuously provided the best investment opportunities. We believe it is important to take a flexible approach and adjust the portfolio to reflect changes in the opportunities for sound investments relative to the risks assumed. Therefore, we sell securities that we judge to be overpriced and reinvest the proceeds in other securities which we believe offer better value.

We may (a) for income and flexibility, write covered call options traded on a national securities exchange with respect to securities in our portfolio, (b) invest up to 10% of our net assets (at the time of investment) in foreign securities and (c) invest in straight bonds or other debt securities, including lower rated, high-yield bonds. We do not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of our gross assets at the time an option is written and at no time during our past fiscal year was more than 5% of our gross assets committed to such option writing. We will not invest more than 5% of our net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds.

The Fund may engage in the lending of its portfolio securities. These loans may not exceed 30% of the value of the Funds total assets. In such an arrangement, the Fund lends securities from its portfolio to registered broker-dealers. Such loans are continuously collateralized. Such collateral must be maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral is invested in short-term obligations issued or guaranteed by the U.S. Government or its agencies, commercial paper or bond obligations rated AA or A-1/P-1 by Standard & Poors Ratings Services (S&P) or Moodys Investors Service (Moodys) or repurchase agreements with respect to the foregoing. As with other extensions of credit, there are risks of delay in recovery and loss should the borrower of the security fail financially.

We do not purchase securities for trading purposes. To create reserve purchasing power and also for temporary defensive purposes, we may invest in high-quality money market instruments (short-term obligations of banks, corporations or the U.S. Government).

The Fund may invest up to 10% of its net assets in illiquid securities. Bonds determined by the Funds Board of Directors to be liquid pursuant to Securities and Exchange Commission Rule 144A (Rule 144A) will not be subject to this limit. Investments by the Fund in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of the Funds liquidity during periods of decreased market interest in such securities. Under Rule 144A, a qualifying security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

We will not change our investment objective or our investment restrictions without shareholder approval. If we determine that our objective can best be achieved by a substantive change in investment policy, which may be changed without shareholder approval, we may make such change by disclosing it in our prospectus.

Risk Factors. Securities markets of foreign countries are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. There may be less publicly-available information on publicly-traded issuers in foreign countries than is generally the case in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, currency fluctuations, withholding taxes that cannot be passed through as a tax credit or deduction to shareholders and different securities settlement practices. Foreign securities may be traded on days that we do not value our portfolio securities and, accordingly, our net asset value may be significantly affected on days when shareholders do not have access to the Fund.

Convertible bonds and convertible preferred stocks tend to be more volatile than straight bonds but tend to be less volatile and produce more income than their underlying common stocks.

5    PURCHASES

You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett, our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett Affiliated Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $250. Subsequent investments may be made in any amount, except for the $50 Invest-A-Matic and Div-Move monthly minimum. See Shareholder Services.

The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange (NYSE) by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

Orders for shares received by the Fund prior to the close of the NYSE or received by dealers prior to such close and received by Lord Abbett prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett in proper form prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett. A business day is a day on which the NYSE is open for trading.

For information regarding the proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett reserves the right to reject any order.The offering price is based on the per-share net asset value calculated as of the times described above plus a sales charge as follows:


                              Sales Charge as a        Dealer's
                                Percentage of:        Concession
                                                        as a         To Compute
                                 Net                  Percentage     Offering
                              Offering    Amount     of Offering   Price, Divide
        Size of Investment      Price   Invested       Price*        NAV by
        Less than $50,000       5.75%        6.10%     5.00%          .9425
        $50,000 to $99,999      4.75%        4.99%     4.00%          .9525
        $100,000 to $249,999    3.75%        3.90%     3.25%          .9625
        $250,000 to $499,999    2.75%        2.83%     2.25%          .9725
        $500,000 to $999,999    2.00%        2.04%     1.75%          .9800
        $1,000,000 or more         No Sales Charge     1.00%          1.0000


*Lord Abbett may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such period, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett may, from time to time, implement promotions under which Lord Abbett will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge.
Additional payments may be paid from Lord Abbetts own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer.


        In selecting dealers to execute portfolio transactions, if two or more dealers are considered capable of providing best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.


Volume Discounts. This section describes several ways to qualify for a lower sales charge if you inform Lord Abbett or the Fund that you are eligible at the time of purchase. (1) Any purchaser (as described below) may aggregate a purchase in the Fund with purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Fund and in any eligible Lord Abbett-sponsored funds held by the purchaser.
(Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund (LAEF), Lord Abbett Series Fund (LASF), any series of the Lord Abbett Research Fund if not offered to the general public
(LARF) and Lord Abbett U.S. Government Securities Money Market Fund (GSMMF), except for existing holdings in GSMMF which are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge or from a fund in the Lord Abbett Counsel Group.) (2) A purchaser may sign a non-binding
13-month statement of intention to invest $50,000 or more in the Fund or in any of the above eligible funds. If the intended purchases are completed during the period, each purchase will be at the sales charge, if any, applicable to the aggregate of such purchasers intended purchases. If not completed, each purchase will be at the sales charge for the aggregate of the actual purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term purchaser includes (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

Our shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms directors and employees include a directors or employees spouse
(including the surviving spouse of a deceased director or employee). The terms directors and employees of Lord Abbett also include other family members and retired directors and employees. Our shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from other
Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF, LASF and Lord Abbett Counsel Group, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the  repayment of principal  and interest,  (d) by certain  authorized  brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett in accordance with certain  standards approved by Lord  Abbett,  providing  specifically  for the use of our shares in particular  investment  products  made  available  for a fee to  clients of such
brokers,   dealers,   registered   investment   advisers  and  other   financial
institutions  (mutual fund wrap fee  programs),  (e) by employees,  partners and owners  of  unaffiliated  consultants  and  advisers  to  Lord  Abbett  or  Lord
Abbett-sponsored  funds who  consent to such  purchase if such  persons  provide services to Lord  Abbett or such funds on a  continuing  basis and are  familiar with such funds, (f) subject to appropriate documentation,  through a securities dealer where the amount  invested  represents  redemption  proceeds  from shares
(Redeemed Shares) of a registered  open-end  management  investment  company not distributed or managed by Lord Abbett (other than a money market fund),  if such redemptions  have  occurred  no more than 60 days prior to the  purchase  of our shares,  the  Redeemed  Shares  were  held  for at  least  six  months  prior to redemption  and the proceeds of  redemption  were  maintained in cash or a money market fund prior to purchase and (g) through  retirement  plans under  Sections
401(a)  and (k) and  408(k)  of the  Internal  Revenue  Code  with at least  100 eligible employees (retirement plans). Purchasers should consider the impact, if any, of  contingent  deferred  sales  charges in  determining  whether to redeem shares for  subsequent  investment  in our  shares.  Lord  Abbett may suspend or terminate the purchase option referred to in (f) above at any time.


Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company.

Rule 12b-1 Plan.  We have adopted a Rule 12b-1 Plan (the Plan) which  authorizes
Lord Abbett to pay distribution fees to dealers in order to provide additional incentives for them (a) to provide continuing information and investment services to their shareholder accounts and otherwise to encourage their accounts to remain invested in the Fund and (b) to sell shares of the Fund. Under the Plan (except as to certain accounts for which tracking data is not available) the Fund pays Lord Abbett, who passes on to dealers (1) an annual service fee
(payable quarterly) of .15% of the average daily net asset value of the Funds shares sold by dealers prior to June 1, 1990 and .25% of the average daily net asset value of shares sold by dealers on or after that date and (2) a one-time
1% sales distribution fee, at the time of sale, on all sales at the $1 million level sold by dealers, including sales qualifying at such level under the rights of accumulation and statement of intention privileges. Lord Abbett is required to pay the sales distribution fee to dealers as compensation for selling our shares.

Holders of shares on which the 1% sales  distribution  fee has been paid will be required to pay to the Fund a contingent deferred  reimbursement charge of 1% of the original cost or the then net asset value,  whichever is less, of all shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before  the end of the  twenty-fourth  month  after the month in which the
purchase   occurred.   (An  exception  is  made  for  certain   redemptions   by
tax-qualified  plans under Section 401 of the Internal  Revenue Code due to plan loans, hardship withdrawals,  death,  retirement or separation from service with respect to plan  participants.)  If the shares have been  exchanged into another
Lord Abbett fund and are thereafter redeemed out of the Lord Abbett family on or before the end of such twenty-fourth month, the charge will be collected for the
Fund by the other  fund.  The Fund will  collect  such a charge  for other  Lord
Abbett-sponsored  funds in a  similar  situation.  Shares of a fund or series on which the 1% sales  distribution  fee has been paid may not be exchanged  into a fund or series with a Rule 12b-1 Plan for which the payment  provisions have not been in effect for at least one year.



6    SHAREHOLDER SERVICES

We offer the following shareholder services:

Telephone Exchange Privilege: Shares may be exchanged, without a service charge, for those of any other Lord Abbett-sponsored fund except for (i) LAEF, LASF, LARF and Lord Abbett Counsel Group and (ii) certain tax-free single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale (together, Eligible Funds).

You or your representative  with proper  identification can instruct the Fund to exchange  uncertificated  shares by telephone.  Shareholders have this privilege unless  they  refuse it in  writing.  The Fund will not be liable for  following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable  procedures to confirm that instructions received are genuine, including requesting proper identification, and recording all telephone
exchanges.   Instructions   must  be   received  by  the  Fund  in  Kansas  City
(800-521-5315)  prior to the  close of the NYSE to  obtain  the  Funds net asset value per share on that day.  Expedited  exchanges by telephone may be difficult to  implement  in times of  drastic  economic  or market  change.  The  exchange privilege  should  not be used to take  advantage  of  short-term  swings in the market.  The Fund  reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges.  The Fund can revoke the privilege for all  shareholders  upon 60 days prior written notice. A prospectus for the other
Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange.  Exercise  of the  Exchange  Privilege  will be  treated as a sale for federal income tax purposes and, depending on the circumstances,  a capital gain or loss may be recognized.

Systematic  Withdrawal  Plan:  If the  maximum  offering  price  value  of  your
uncertificated   shares  is  at  least  $10,000,  you  may  have  periodic  cash withdrawals automatically paid to you in either fixed or variable amounts.

Div-Move: You can invest the dividends paid on your account ($50 minimum monthly investment) into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic:   You  can  make  fixed,   periodic   investments  ($50  minimum
investment)  into the Fund and/or any Eligible Fund by means of automatic  money transfers from your bank checking account. You should read the prospectus of the other fund before investing.


Retirement  Plans:  Lord Abbett makes  available the  retirement  plan forms and
custodial   agreements  for  IRAs  (Individual   Retirement  Accounts  including
Simplified  Employee  Pensions),  403(b)  plans and pension  and  profit-sharing plans, including 401(k) plans.

Householding: A new procedure has been inaugurated whereby a single copy of an annual or semi-annual report is sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.


All correspondence should be directed to Lord Abbett Affiliated Fund, Inc. (P.O.
Box 419100, Kansas City, Missouri 64141; 800-821-5129).

7     OUR MANAGEMENT

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors. We employ Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 65 years and currently manages approximately $19 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord
Abbett provides us with investment management services and executive and other personnel, pays the remuneration of our officers and of our directors affiliated with Lord




Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolio and certain other costs. Lord Abbett provides similar services to fifteen other funds having various investment objectives and also advises other investment clients. Thomas S. Henderson, Executive Vice President of the Fund, is a partner of Lord Abbett and has served as portfolio manager for the Fund since May 1991. Mr. Henderson has been with Lord Abbett since 1979. In connection with Mr. Hendersons scheduled retirement in 1996 in accordance with Lord Abbetts retirement policy, Mr. W. Thomas Hudson, Jr. will become Executive
Vice President and portfolio manager of the Fund on May 1, 1996. Mr. Hudson has been with Lord Abbett since 1982.

We pay Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended October 31, 1995, the fee paid to Lord Abbett as a percentage of average daily net assets was at the annual rate of .32 of 1%.
In addition, we pay all expenses not expressly assumed by Lord Abbett. Our ratio of expenses, including management fee expenses, to average net assets for the year ended October 31, 1995 was .63 of 1%. We will not hold annual meetings of shareholders unless required to by the Investment Company Act of 1940, the Board of Directors or the shareholders with one-quarter of the outstanding stock entitled to vote. See the Statement of Additional Information for more details.

Our former name was  Affiliated  Fund,  Inc. Our name was changed to Lord Abbett
Affiliated Fund, Inc.


8    DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


Our net investment income is paid to shareholders in February, May, August, and November as dividends. Dividends from net investment income may be taken in cash or reinvested in additional shares at net asset value without a sales charge. If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the payable date. Supplemental dividends also may be paid on or about December
31. A long-term capital gains distribution is made if we have net profits during the year from sales of securities which we have held more than one year. If we realize net short-term capital gains, they also will be distributed. Any capital gains distribution will be made in December and may be taken in cash or reinvested in more shares at net asset value without a sales charge.


Dividends and distributions declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

We intend to continue to meet the  requirements  of Subchapter M of the Internal
Revenue Code. We try to distribute to shareholders all our net investment income and net realized capital gains, so as to avoid the necessity of the Fund paying federal income tax. Shareholders, however, must report dividends and capital gains distributions as taxable income. Distributions derived from net long-term capital gains which are designated by the Fund as capital gains dividends will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a taxpayer has held the shares. Under current law, net long-term capital gains of individuals and corporations are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%. Legislation pending as of the date of this Prospectus, would have the effect of reducing the federal income tax rate on capital gains.



Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption  proceeds  (including the value of shares  exchanged into another
Lord Abbett-sponsored fund), and of any dividend or distribution on any account,
where  the  payee   (shareholder)   failed   to   provide  a  correct   taxpayer
identification number or to make certain required certifications.

We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year. Shareholders should consult their tax advisers concerning applicable state and local taxes as well as the tax consequences of gains or losses from the redemption or exchange of our shares.

9    REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the expedited redemption procedures described above to redeem shares directly, send your request to Lord Abbett Affiliated Fund, Inc.
(P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares as of the date the redemption order was received in proper form. Payment will be made within three days. The Fund may suspend the right to redeem shares for not more than seven days or longer under unusual circumstances as permitted by Federal law. If you have purchased Fund shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared.
Shares also may be redeemed by the Fund at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee.

If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbetts business day, you will receive the net asset value as of the close of the NYSE on that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

Shareholders who have redeemed their shares have a one-time right to reinvest, into another account having the identical registration, in any of the Eligible
Funds at the then applicable net asset value without the payment of a sales charge. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the amount of the redemption proceeds.

Under certain circumstances and subject to 30 days prior written notice, our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 20 shares, resulting from redemption or exchange not market action.

10   PERFORMANCE


The Fund ended its fiscal year on October 31, 1995 with a net asset value of $11.98 per share, 16.8% above the $10.26 per share posted a year earlier (after adjustment for capital gains of $.77 per-share paid in December 1994). Assuming reinvestment of both the capital gains distribution and dividends totaling $.30 per share, the Fund produced a total return of 20.5%. Our Board of Directors declared a capital gains distribution of $1.19 per share, and a regular quarterly dividend of $.075 per share.





Given the slow economic growth which was in evidence for most of the fiscal year ending October 31, 1995, we increased our holdings in less cyclical, consumer non-durable goods (such as food and drug companies). Also, anticipating lower interest rates, and given a very favorable inflation environment, we had a significant overweighting in financial companies. Both of these strategies contributed importantly for our performance during the period.


Yield and Total Return. Yield and total return data may, from time to time, be included in advertisements about the Fund. Yield is calculated by dividing the Funds annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.
The Funds yield reflects the deduction of the maximum initial sales charge and reinvestment of all income dividends and capital gains distributions. Total return for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the maximum public offering price. Total return also may be presented for other periods or based on investment at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum initial sales charge would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See Past Performance in the Statement of Additional Information for a more detailed description.

THIS  PROSPECTUS  DOES NOT CONSTITUTE AN OFFERING IN ANY  JURISDICTION  IN WHICH
SUCH OFFER IS NOT  AUTHORIZED  OR IN WHICH THE PERSON  MAKING  SUCH OFFER IS NOT
QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

NO PERSON IS AUTHORIZED TO GIVE ANY  INFORMATION OR TO MAKE ANY  REPRESENTATIONS
NOT CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY
THE  FUND  AND  NO  PERSON  IS  ENTITLED  TO  RELY  UPON  ANY   INFORMATION   OR
REPRESENTATION NOT CONTAINED HEREIN OR THEREIN.




Comparison of change in value of a $10,000 investment,  assuming reinvestment of all dividends and distributions,  in the Fund and the unmanaged Standard & Poors
500 Index.
               The                   The
               Fund at             Fund at
               Net Asset      Maximum Offering         S&P 500
Date            Value              Price               Index
10/31/85       $10000              $ 9429             $10000
10/31/86        13500               12730              13500
10/31/87        13884               13091              13884
10/31/88        15578               14687              15578
10/31/89        18387               17337              18387
10/31/90        16995               16025              16995
10/31/91        21753               20511              21753
10/31/92        24007               22635              24007
10/31/93        28271               26657              28271
10/31/94        30154               28433              30154
10/31/95        36324               34250              36324

(1) Performance numbers for the unmanaged Standard & Poors 500 Index do not reflect transaction costs or management fees. An investor cannot invest directly in the Standard & Poors 500 Index.
(2)  Data reflects the deduction of the maximum sales charge of 5.75%.
(3) Total return is the percent change in value, after deduction of the maximum sales charge of 5.75%, with all dividends and distributions reinvested for the periods shown ending October 31, 1995 using the SEC-required uniform method to compute such return.



Underwriter and Investment Manager
Lord, Abbett & Co.
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche llp
Counsel
Debevoise & Plimpton
Printed in the U.S.A.
LAA-1-396

Lord Abbett
Affiliated
Fund

A mutual fund for individuals and institutional investors who seek long-term growth of capital and income without excessive fluctuations in market value.

LORD ABBETT
Statement of Additional Information                            March 1, 1996



                        Lord Abbett Affiliated Fund, Inc.



This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord, Abbett & Co. ("Lord
Abbett") at The General Motors  Building,  767 Fifth Avenue,  New York, New York
10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated March 1, 1996.


Lord Abbett Affiliated Fund, Inc. (sometimes referred to as "we" or the "Fund") was organized in 1934 and was incorporated under Maryland law on November 26, 1975. Our authorized capital stock consists of a single class of 500,000,000 shares, $1.25 par value. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation.

Shareholder inquiries should be made by writing directly to the Fund or by calling 212-848-1800. In addition, you can make inquiries through your dealer.

            TABLE OF CONTENTS                                 Page

    1.      Investment Objective and Policies                 2

    2.      Directors and Officers                            4

    3.      Investment Advisory and Other Services            6

    4.      Portfolio Transactions                            7

    5.      Purchases, Redemptions and
            Shareholder Services                              8

    6.      Past Performance                                  12

    7.      Taxes                                             12

    8.      Information About the Fund                        13

    9.      Financial Statements                              14




                                       1.
                        Investment Objective and Policies

The Fund's investment  objective and policies are described in the Prospectus on the  cover  page and  under  "How We  Invest".  In  addition  to those  policies described  in  the  Prospectus,  we are  subject  to  the  following  investment restrictions  which  cannot be changed  without  approval  of a majority  of our outstanding  shares.  We may not:  (1) sell short or buy on  margin;  (2) borrow money, unless immediately  thereafter we have an asset coverage of at least 400%
of all borrowings, except that the assets may be less than 400% of borrowings if reduced because of changes in the value of our investments (we have not borrowed money since 1950 and have no present  plans to do so ) the market risk  inherent in an investment is increased  when borrowed  money is used);  (3) engage in the underwriting of securities;  (4) lend money or securities to any person,  except
through  entering  into  short-term   repurchase   agreements  with  sellers  of
securities  we have  purchased and through  lending our portfolio  securities to registered  broker-dealers  where  the  loan  is  100%  secured  by  cash or its equivalent,  as long as we comply with  regulatory  requirements  and management deems such loans not to expose us to  significant  risk or adversely  affect our qualification  for  pass-through  tax treatment under the Internal  Revenue Code
(investment in repurchase  agreements exceeding seven days and in other illiquid investments is limited to a maximum of 10% of our assets); (5) pledge,  mortgage or hypothecate our assets - however,  this provision does not apply to the grant of escrow receipts or the entry into other similar escrow  arrangements  arising out  of  the  writing  of  covered  call  options;  (6)  deal  in  real  estate, commodities,  or commodity  contracts;  (7) invest in securities issued by other investment  companies  as defined in the  Investment  Company  Act of 1940;  (8)
purchase  securities of any issuer unless it or its  predecessor has a record of three years'  continuous  operation,  except that we may purchase  securities of such  issuers  through  subscription  offers  or other  rights we  receive  as a security holder of companies  offering such  subscriptions  or rights,  and such purchases  will then be limited in the  aggregate to 5% of our net assets at the time of  investment;  (9) buy  securities if the purchase would then cause us to have  more  than  5% of our  gross  assets,  at  market  value  at the  time  of investment,  invested in the  securities  of any one issuer  (except  securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or to own more  than 10% of the  voting  securities  of any  issuer;  (10)  hold securities  of any issuer when more than 1/2 of 1% of its  securities  are owned beneficially  by one or  more of our  officers  or  directors  or by one or more partners  of our  underwriter  or  investment  manager  if these  owners  in the aggregate  own  beneficially  more than 5% of such  securities;  (11)  engage in security  transactions with our underwriter or investment manager, with officers or directors,  or firms (acting as  principals)  with which any of the foregoing are associated - however,  this  provision  does not apply to our shares,  or to securities  we may become  entitled to by reason of our  ownership of securities already  held (we have no intention  of engaging in any such  transactions  with respect to any such  securities),  or to transactions  on a securities  exchange when only the regular exchange  commissions and charges are imposed (we have not had,  nor do we intend to have,  any such  transactions  on an  exchange)  or to transactions in accordance  with  Investment  Company Act of 1940 Rule 17a-7; or
(12)  concentrate our investments in any one industry (our investment  policy of keeping our assets in those  securities which are selling at the most reasonable prices in  relation  to value  normally  results in  diversification  among many industries - consistent  with this,  we do not intend to invest more than 25% of our assets in any one industry  classification  we use for investment  purposes, although such concentration could, under unusual economic and market conditions, amount to 30% or conceivably somewhat more).


For the year ended October 31, 1995, the portfolio turnover rate was 53.84% versus 51.48% for the prior year.


Lending Portfolio Securities

The Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund's total assets. The Fund's loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its Agencies ("U.S. Government Securities") or other permissible means. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may allow to the borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker" a part of the interest received with respect to the investment of collateral received for securities loaned. No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when such U.S.
Government Securities are used as collateral. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Fund may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities.

Rule 144A Securities

We may invest in securities qualifying for resale to "qualified institutional buyers" under SEC Rule 144A that are determined by the Board, or by Lord Abbett pursuant to the Board's delegation, to be liquid securities. The Board will review quarterly the liquidity of the investments the Fund makes in such securities. Investments by the Fund in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of the Fund's liquidity during periods of decreased market interest in such securities among qualified institutional buyers.

Other Investment Policies (which can be changed without shareholder approval)

As a condition of our registration in Wisconsin, we have agreed not to invest more than 15% of our assets in restricted securities (restricted securities eligible for resale pursuant to Rule 144A are excluded from this 15% investment restriction) and not to invest in oil, gas or mineral development programs or in puts or calls (other than in connection with the writing of covered call options as described in the Prospectus under "How We Invest") or like options.

As a condition of our registration in Texas, we have agreed not to invest more than 5% of our assets in warrants and no more than 2% in warrants not listed on either the New York or American Stock Exchange.

As stated in the Prospectus, we may write covered call options which are traded on a national securities exchange with respect to securities in our portfolio in an attempt to increase our income and to provide greater flexibility in the disposition of our portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, we forgo the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds our net premium). We also may enter into "closing purchase transactions" in order to terminate our obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If we are unable to enter into a closing purchase transaction, we may be required to hold a security that we might otherwise have sold to protect against depreciation. We do not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of our gross assets at the time an option is written.
This percentage limitation will not be increased without prior disclosure in our current Prospectus.



Risk Factors

As stated in the Prospectus, we may invest no more than 5% of our net assets (at the time of  investment)  in lower- rated,  high-yield  bonds.  In general,  the market for  lower-rated,  high-yield  bonds is more  limited than the market for higher-rated  bonds,  and because  trading in such bonds may be thinner and less active,  the market prices of such bonds may  fluctuate  more than the prices of higher-rated bonds,  particularly in times of market stress. In addition,  while the market for  high-yield,  corporate debt securities has been in existence for many years,  the market in recent years  experienced a dramatic  increase in the
large-scale   use  of  such  securities  to  fund   highly-leveraged   corporate
acquisitions and restructurings. Accordingly, past experience may not provide an accurate  indication  of  future  performance  of the  high-yield  bond  market, especially  during  periods of  economic  recession.  Other  risks  which may be
associated   with   lower-rated,   high-yield   bonds  include  their   relative
insensitivity to interest-rate  changes; the exercise of any of their redemption or call provisions in a declining  market which may result in their  replacement by lower-yielding bonds; and legislation, from time to time, which may adversely affect  their  market.  Since the risk of default is higher  among  lower-rated,
high-yield   bonds,  Lord  Abbett's  research  and  analyses  are  an  important ingredient in the selection of lower-rated,  high-yield bonds. Through portfolio diversification,  good credit analysis and attention to current developments and trends  in  interest  rates  and  economic  conditions,  investment  risk can be reduced,  although  there is no assurance  that losses will not occur.  The Fund does  not  have any  minimum  rating  criteria  applicable  to the  fixed-income securities in which it invests.

                                       2.
                             Directors and Officers

The  following  directors  are  partners  of Lord  Abbett,  The  General  Motors
Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the fifteen other Lord Abbett-sponsored funds, except for Lord Abbett Research Fund, Inc., of which only Messrs. Lynch and Dow are directors. They are "interested persons" as defined in the Investment Company
Act of 1940, as amended (the "Act"), and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.


Ronald P. Lynch, age 60, Chairman
Robert S. Dow, age 50, President
Thomas S. Henderson, age 64 Vice President


The following outside directors are also directors or trustees of the fifteen other Lord Abbett-sponsored funds referred to above except for Lord Abbett
Research Fund, Inc., of which only Messrs. Millican and Neff are directors.

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut

President and Chief  Executive  Officer of Time Warner Cable  Programming,  Inc.
Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 54.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois





Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 65.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 70.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut


General  Partner,  The  Marketing  Partnership,  Inc., a full service  marketing consulting  firm.  Formerly  Chairman  and Chief  Executive  Officer  of Lincoln
Snacks,  Inc.,  manufacturer  of  branded  snack  foods  (1992-1994).   Formerly
President  & CEO of Nestle  Foods  Corp,  and prior to that,  President & CEO of
Stouffer Foods Corp.,  both  subsidiaries  of Nestle SA,  Switzerland.  Formerly
Chairman and Chief  Executive  Officer of Lincoln Foods,  Inc.,  manufacturer of branded  snack  foods  (1992-1994).  Currently  serves as  Director  of Den West
Restaurant Co., J. B.
Williams, and Fountainhead Water Company. Age 62.


Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 67.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

President of Spencer Stuart & Associates,  an executive search  consulting firm.
Age 58.




The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third and fourth columns set forth information with respect to the retirement plan for outside directors maintained by the Lord
Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside directors. The first four columns give information for the Fund's fiscal year ended October 31, 1995; the fifth column gives information for the year ended December 31, 1995. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.





                   For the Fiscal Year Ended October 31, 1995
----------------------------------------------------------------------------------------
         (1)                  (2)                  (3)                    (4)                      (5)
                                               Pension or             Estimated Annual       For Year Ended
                                               Retirement Benefits    Benefits Upon          December 31, 1995
                                               Accrued as Expenses    Retirement Accrued     Total Compensation
                                               by the Fund and        by the Fund and        Accrued by the Fund and
                           Aggregate           Fifteen Other Lord     Fifteen Other Lord     Fifteen Other Lord
                           Compensation        Abbett-sponsored       Abbett-sponsored       Abbett-sponsored
Name of Director           from the Fund1      Funds2                 Funds2                 Funds3

E. Thayer Bigelow          $14,089             $ 9,772                $33,600                $41,700

Stewart S. Dixon           $14,245             $22,472                $33,600                $42,000

John C. Jansing            $14,520             $28,480                $33,600                $42,960

C. Alan MacDonald          $14,500             $27,435                $33,600                $42,750

Hansel B. Millican, Jr.    $14,530             $24,707                $33,600                $43,000

Thomas J. Neff             $14,191             $16,126                $33,600                $42,000


1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. A portion of the fees payable by the Fund to its outside directors are being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The total amount accrued under the plan for each outside director since the beginning of his tenure with the Fund, including dividends reinvested and changes in net asset value applicable to such deemed investments were as follows as of October 31,1995: Mr. Bigelow, $15,558; Mr. Dixon, $208,646; Mr. Jansing, $220,753; Mr. MacDonald, $151,097; Mr. Millican, $ 222,990 and Mr. Neff, $221,195

2. The retirement plan of the Lord Abbett-sponsored funds provides that outside directors will receive an annual retirement benefit equal to 80% of their final annual retainer following retirement at or after age 72 with at least 10 years of service. The plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated would be payable annually under such retirement plan if the director were to retire at age 72 and the annual retainer payable by such funds were the same as it is today. The amounts accrued in column 3 by the Lord Abbett-sponsored funds during the fiscal year ended October 31, 1995 are used to fund the retirement benefits in column 4.

3. This column shows aggregate compensation, including director's fees and attendance fees for board and committee meetings, of a nature referred to in the first sentence of footnote one accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1995.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Carper, Cutler, Henderson, Morris, Nordberg and Walsh are partners of Lord Abbett; the others are employees: Thomas S. Henderson, age 64, Executive Vice President; William T. Hudson, age 53, Executive Vice President (effective May 1, 1996); Kenneth B. Cutler, age 63, Vice President and Secretary; Stephen
I. Allen, age 42; Daniel E. Carper, age 44; Robert G. Morris, age 51, E. Wayne Nordberg, age 59; John J. Gargana, Jr., age 64; Paul A. Hilstad, age 53 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 53; Victor
W. Pizzolato, age 63; John J. Walsh, age 58, Vice Presidents; and Keith F. O'Connor, age 40, Treasurer.


The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.


As of January 31, 1996, our officers and directors, as a group, owned less than 1% of our outstanding shares.

                                       3.
                     Investment Advisory and Other Services


As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The nine general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Thomas S. Henderson, Ronald P. Lynch, Robert
G. Morris, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described in the Prospectus under "Our Management". Under the Management Agreement, we pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .5 of 1% of the portion of our net assets not in excess of $200,000,000; .4 of 1% of the portion in excess of $200,000,000, but not in excess of $500,000,000; .375 of 1% of the portion in excess of $500,000,000, but not in excess of $700,000,000; .35 of 1% of the portion in excess of $700,000,000, but not in excess of $900,000,000; and .3 of 1% of the portion in excess of $900,000,000.


For the fiscal years ended October 31, 1995, 1994 and 1993, the management fees paid to Lord Abbett by the Fund amounted to $14,431,000, $13,311,646 and $12,610,110, respectively.


We pay all expenses not expressly assumed by Lord Abbett, including without limitation 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.


Bank of New York of New York ("BNY"), 40 Wall Street, New York, New York, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.


                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received form brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.


For the fiscal years ended October 31, 1995, 1994 and 1993, we paid total commissions to independent dealers of $6,542,354, $6,133,695 and $5,835,046, respectively.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  described  in  the   Prospectus   under   "Purchases"   and
"Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The maximum offering price of our shares on October 31, 1995 was computed as follows:


 Net asset value per share (net assets divided by
    shares outstanding).................................................$11.98

Maximum offering price per share (net asset value
    divided by .9425)...................................................$12.71


The Fund has entered into a distribution agreement with Lord Abbett under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the Fund and to make reasonable efforts to sell Fund shares, so long as, in Lord Abbett's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett, as our principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers as follows:


                                                             Year Ended October 31,

                                             1995                      1994                    1993
                                             ----                      ----                    ----

Gross sales charge                       $6,940,216                $5,987,070                  $8,290,568
Amount allowed to dealers                $6,295,403                $5,165,044                  $7,154,247
                                         ----------                ----------                  ----------

Net commissions
received by
Lord Abbett                              $   644,813               $   822,026                 $1,136,321
                                         ===========               ===========                 ==========



As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. In adopting the Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The expected benefits include greater sales, lower redemptions of Fund shares and a higher quality of service to shareholders by dealers than would otherwise be the case. During the last fiscal year, the Fund accrued or paid through Lord Abbett to dealers $8,547,599 under the Plan. Lord Abbett uses all amounts received under the Plan for payments to dealers for (i) providing continuous services to the Fund's shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

As stated in the Prospectus, a 1% contingent deferred reimbursement charge ("CDRC") is imposed with respect to those shares (or shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time 1% 12b-1 sales distribution fee if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

No CDRC is payable on redemptions by tax-qualified plans under section 401 of the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants. The CDRC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a large, long-term shareholder account in the Fund. Shares of a fund or series on which such 1% sales distribution fee has been paid may not be exchanged into a fund or series with a Rule 12b-1 plan for which the payment provisions have not been in effect for at least one year.

The other Lord Abbett-sponsored funds and series which participate in the Telephone Exchange Privilege (except Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF") and certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect (collectively, the "Series")) have instituted a CDRC on the same terms and conditions. No CDRC will be charged on an exchange of shares between Lord Abbett funds. Upon redemption of shares out of the Lord Abbett family of funds, the CDRC will be charged on behalf of and paid to the fund in which the original purchase (subject to a CDRC) occurred. Thus, if shares of a Lord Abbett fund are exchanged for shares of another such fund and the shares tendered ("Exchanged Shares") are subject to a CDRC, the CDRC will carry over to the shares being acquired, including GSMMF ("Acquired Shares"). Any CDRC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although GSMMF and the Series will not pay a 1% sales distribution fee on $1 million purchases of their own shares, and will therefore not impose their own CDRC, GSMMF will collect the CDRC on behalf of other Lord Abbett funds. Acquired shares held in GSMMF which are subject to a CDRC will be credited with the time such shares are held in that fund.

In no event will the amount of the CDRC exceed 1% of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDRC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 1% sales distribution fee on issuance (including shares acquired through reinvestment of dividend income and capital gains distributions) or
(iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred. In determining whether a CDRC is payable, (a) shares not subject to the CDRC will be redeemed before shares subject to the CDRC and (b) of shares subject to a CDRC, those held the longest will be the first to be redeemed.

Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of Lord Abbett-sponsored funds (other than shares of Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), series of Lord Abbett Research Fund if not offered to the general public ("LARF"), and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a sales charge or from a fund in the Lord Abbett Counsel Group) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment. Shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge or from Lord Abbett Counsel Group) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge.

As stated in the Prospectus, our shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms " directors" and "employees of Lord Abbett" also include other family members and retired directors and employees.

Our shares also may be  purchased  at net asset value (a) at $1 million or more,
(b) with dividends and distributions from other Lord Abbett-sponsored funds, except for LARF, LAEF, LASF and Lord Abbett Counsel Group, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett in accordance with certain standards approved by Lord Abbett, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, and (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett or such funds on a continuing basis and are familiar with such funds. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett and/or the Fund has business relationships.

Our shares also may be purchased at net asset value, subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemption has occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our shares. Lord Abbett may suspend, change or terminate this purchase option at any time.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares for those of Lord Abbett-sponsored funds currently offered to the public with a sales charge and GSMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds have the same right to exchange their shares for the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF (unless a sales charge was paid on the initial investment). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except LASF which offers its shares only in connection with certain variable annuity contracts, LAEF which is not issuing shares, LARF and Lord Abbett Counsel Group.

A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 20 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.


Using the method described above to compute average annual total return, the one- and five-year and ten-year total annual returns for such periods ended October 31, 1995 amounted to 13.60%, 15.04%, and 13.21%, respectively. The ending redeemable values were $1,136, $2,015 and $3,458, respectively.

Our yield quotation is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by our maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the Fund's dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of Fund shares outstanding during the period that were entitled to receive dividends, (ii) the Fund's maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. For the 30-day period ended October 31, 1995, the yield for the Fund was 2.20%.


These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by the Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

The writing of call options and other investment techniques and practices which the Fund may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Fund's ability to engage in transactions in options.

As described in the Prospectus under "How We Invest - Risk Factors," the Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

The Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

Gains and losses realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Fund purchases  shares in certain  foreign  investment  entities,  called
"passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a passive foreign investment company with respect to which the Fund elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund.

The foregoing discussion relates soley to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund shares.

                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment

Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements


The financial statements for the fiscal year ended October 31, 1995 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1995 Annual Report to Shareholders of Affiliated Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.